UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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The Cushing MLP Total Return Fund

(Name of Registrant as Specified In Its Charter)

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THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV)
3300 Oak Lawn Avenue, Suite 650
Dallas, Texas 75219

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 14, 2008

Notice is hereby given to the shareholders of The Cushing MLP Total Return Fund (“SRV” or the “Trust”) that the Annual Meeting of Shareholders of the Trust (the “Annual Meeting”) will be held at the offices of the Trust, 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219 on Wednesday, May 14, 2008 at 10:30 am (Central time). The Annual Meeting is being held for the following purposes:

MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

1. To elect one Class I Trustee, to hold office for the term indicated in the attached Proxy Statement and until its successor shall have been elected and qualified;

2. To ratify the appointment by the Board of Trustees of Deloitte & Touche USA LLP as the Trust’s independent registered public accounting firm for its fiscal year ending November 30, 2008; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The Board of the Trust has fixed the close of business on April 8, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board of the Trust

Mark W. Fordyce,
Secretary of the Trust

Dallas, Texas
April 13, 2008

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

PROXY STATEMENT
Proposal A: To Elect a Trustee
Proposal B: To Ratify the Trust’s Independent Registered Public Accounting Firm

THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV)
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 14, 2008

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this joint proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number 1-800-662-7232.

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of the Trust of proxies to be voted at the Annual Meeting of Shareholders of the Trust to be held on Wednesday, May 14, 2008, and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Trust, 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219 on Wednesday, May 14, 2008 at 10:30 am (Central time). This Proxy Statement and the enclosed proxy card(s) (“proxy”) are first being sent to the Trust’s shareholders on or about April 14, 2008.

•	Why is a shareholder meeting being held?

Because the common shares of the Trust are listed on the New York Stock Exchange (“NYSE”), which requires the Trust to hold an annual meeting of shareholders.

•	What proposals (each a “Proposal,” and collectively the “Proposals”) will be voted on?

A. Shareholders of the Trust are being asked to elect a nominee to the Board of the Trust (“Proposal A”).

B. Shareholders of the Trust are being asked to ratify the appointment of Deloitte & Touche USA LLP as the Trust’s independent registered public accounting firm for the fiscal year ending November 30, 2008 (“Proposal B”).

•	Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Trust, no matter how many shares you own.

•	Who is asking for your vote?

The enclosed proxy is solicited by the Board of the Trust for use at the Annual Meeting to be held on Wednesday, May 14, 2008, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting. The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about April 14, 2008.

•	How does the Board recommend that shareholders vote on each Proposal?

The Board unanimously recommends that you vote “for” each Proposal.

•	Who is eligible to vote?

Shareholders of record of the Trust at the close of business on April 8, 2008, are entitled to be present and to vote on the Proposal at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on each Proposal. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Trust’s Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	How many shares of the Trust were outstanding as of the record date?

At the close of business on April 8, 2008, the Trust had 8,755,236 common shares outstanding and no preferred shares outstanding.

Proposal A: To Elect a Trustee

•	Who are the nominees for Class I Trustee?

The Trustees of the Trust are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

CLASS I TRUSTEES

•	Mr. Brian R. Bruce is the only Trustee in Class I of Trustees of the Trust. He is standing for re-election at the Annual Meeting.

CLASS II TRUSTEES

•	Messrs. Edward N. McMillan and Jerry V. Swank are in Class II of Trustees of the Trust. It is currently anticipated that they will stand for re-election at the Trust’s 2009 annual meeting of shareholders.

CLASS III TRUSTEES

•	Mr. Ronald P. Trout is the only Trustee in Class III of Trustees of the Trust. It is currently anticipated that he will stand for re-election at the Trust’s 2010 annual meeting of shareholders.

As indicated above, shareholders of the Trust are being asked to elect the following nominee as Trustees of the Trust at the Annual Meeting: Mr. Brian R. Bruce as a Class I Trustee. The holders of the Trust’s common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of Mr. Brian R. Bruce as a Class I Trustee of the Trust.

The Class I Trustee of the Trust, if elected, will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Trust will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Mr. Bruce is currently the only Class I Trustee of the Trust. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of Mr. Bruce as a Class I Trustee. Mr. Bruce has indicated that he has consented to serve as a Trustee of the Trust if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Certain information concerning the current Trustees, the Trustee nominees and the officers of the Trust is set forth in the table below. Except as indicated in the table below, each individual has held the office shown or other offices in the same company since the Trust commenced its operations. The “interested” Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Trust, (ii) the Trust’s investment advisor, Swank Energy Income Advisors, LP (“Swank” or the “Advisor”), or (iii) a principal underwriter of the Trust and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”). All Trustees have served as Trustees of the Trust since August 16, 2007. The Trust is the only registered fund in the Swank fund complex. The business address of each current Trustee and officer is c/o Swank Energy Income Advisors, LP, 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219.

Trustees and Trustee Nominees

				Number of
				Portfolios in
				Trust
		Term of Office	Principal	Complex	Other Directorships/
Name, Age and	Position(s) Held	and Length of	Occupation(s) During	Overseen by	Trusteeships
Address	with the Trust	Time Served	Past Five Years	Trustee	Held

Independent Trustees
Brian R. Bruce (Age 52) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Audit Committee	Trustee since 2007	Director, Southern Methodist University’s Cox School of Business Finance Institute (2006 to present); Chief Investment Officer, Panagora Asset Management (1999 to 2007).	1	Two Funds within the CM Advisers Family of Funds
Ronald P. Trout (Age 68) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2007	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	1	Galaxy Energy Corporation (oil and gas exploration and production); Dorchester Minerals
Edward N. McMillan (Age 60) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Lead Independent Trustee	Trustee since 2007	Retired.	1	None
Interested Trustees
Jerry V. Swank (Age 56)* 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Investment Adviser.	1	None

Executive Officers

Number of
Portfolio in
				the Trust	Other
		Term of Office	Principal	Complex	Directorships/
Name, Age and	Position(s) Held	and Length of	Occupation(s) During	Overseen by	Trusteeships
Address	with the Trust	Time Served(1)	Past Five Years	Trustee	Held

Officers
Mark W. Fordyce, CPA (Age 41) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary	Officer since 2007	Chief Financial Officer (“CFO”) of the Investment Advisor (2006 to present); CFO of Hercules Security Investments, L.P. (2006); CFO of Caprock Capital Partners, L.P. (2005-2006); CFO and Chief Operating Officer (“COO”) of Durango Partners, L.P. (2001-2004).	N/A	N/A
Brian D. Watson (Age 34) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Vice President and Assistant Treasurer	Officer since 2007	Portfolio manager of the Investment Advisor (2005 to present); Senior Research Associate, RBC Capital Markets (2002-2005).	N/A	N/A

Number of
Portfolio in
				the Trust	Other
		Term of Office	Principal	Complex	Directorships/
Name, Age and	Position(s) Held	and Length of	Occupation(s) During	Overseen by	Trusteeships
Address	with the Trust	Time Served(1)	Past Five Years	Trustee	Held

Michael S. Minces (Age 33) 3300 Oak Lawn Avenue Suite 650 Dallas, TX 75219	Chief Compliance Officer	Officer since 2007	General Counsel and Chief Compliance Officer (“CCO”) of the Investment Advisor (2007 to present); CCO and Associate General Counsel of Highland Capital Management, L.P. (2004 - 2007); Associate at Akin Gump Strauss Hauer & Feld LLP (2003 - 2004); Associate at Skadden, Arps, Slate, Meagher & Flom LLP
			(2000 - 2003).	N/A	N/A

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce is standing for re-election in 2008, Messrs. McMillan and Swank are expected to stand for re-election in 2009, and Mr. Trout in 2010.

*	Mr. Swank is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Advisor.

•	Does the Board have any committees?

Yes. The Trustees have determined that the efficient conduct of the Trust’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating, Corporate Governance and Compensation Committee.

Audit Committee

The Trust has an Audit Committee, composed of certain of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for the Trust and reviewing accounting matters with the accountants.

The Audit Committee presents the following report:

The Audit Committee of the Trust performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Trust with management of the Trust, (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm the auditors’ independence and (iv) the Audit Committee recommended to the Board of Trustees that the financial statements be included in the Trust’s Annual Report for the past fiscal year.

The Audit Committee of the Trust is governed by a written charter. The Board approved its charter on August 16, 2007.

The members of the Audit Committee of the Trust are Messrs. Bruce (Chairman), McMillan and Trout, all of whom are Independent Trustees. The Board has determined that Mr. Bruce is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

The Audit Committee charter is available on the Trust’s website (http://www.swankcapital.com).

AUDIT COMMITTEE

Brian R. Bruce (Chairman)
Edward N. McMillan
Ronald P. Trout

Nominating, Corporate Governance and Compensation Committee

The Board of the Trust has a Nominating, Corporate Governance and Compensation Committee, which performs the functions set forth in the Nominating, Corporate Governance and Compensation Committee Charter of the Trust. The Nominating, Corporate Governance and Compensation Committee is composed of all of the Independent Trustees: Mssrs. Trout (Chairman), Bruce and McMillan. The Trust’s Independent Trustees meet regularly as a group in executive session.

As part of its duties, the Nominating, Corporate Governance and Compensation Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating, Corporate Governance and Compensation Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating, Corporate Governance and Compensation Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating, Corporate Governance and Compensation Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating, Corporate Governance and Compensation Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Trust and the person’s consent to be named as a Trustee if selected by the Nominating, Corporate Governance and Compensation Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Trust’s Secretary, c/o Swank Energy Income Advisors, LP, 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust’s most recent annual meeting of shareholders. The Nominating, Corporate Governance and Compensation Committee believes that the minimum qualifications for serving as a Trustee of the Trust are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating, Corporate Governance and Compensation Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust. The Nominating, Corporate Governance and Compensation Committee also seeks to have the Board represent a diversity of backgrounds and experience.

The Nominating, Corporate Governance and Compensation Committee Charter of the Trust was approved by the Board on August 16, 2007 and is available on the Trust’s website (http://www.swankcapital.com).

•	Does the Trust have a policy with respect to the attendance of Trustees at the Annual Meeting?

It is the Trust’s policy to encourage Trustees to attend annual meetings.

•	How can the Trust’s shareholders send communications to the Trustees?

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust at 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219.

•	How large a stake do the Trustees have in the Trust?

As of April 8, 2008, the Trustees owned shares of common stock of the Trust in the following amounts:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of	Overseen by Trustees in
	Equity	Family of
Name of Trustee or	Securities in the	Registered Investment
Trustee Nominee	Trust	Companies(*)

Brian R. Bruce	None.	N/A
Ronald P. Trout	$10,001 - $50,000	N/A
Edward N. McMillan	over $100,000	N/A
Jerry V. Swank	over $100,000	N/A

*	No other registered investment companies share the same investment advisor or principal underwriter as the Trust and hold themselves out to investors as related companies for purposes of investment and investor services.

As of April 8, 2008, each Trustee, each officer and the Trustees and officers of the Trust as a group owned outstanding shares of the Trust as follows:

		Amount and Nature of
Title of Class	Name of Beneficial Owner	Beneficial Ownership	Percent of Class

Common Shares	Ronald P. Trout	1000	*
Common Shares	Edward N. McMillan(1)	17,725	*
Common Shares	Jerry V. Swank	69,236	*
Common Shares	Mark W. Fordyce	500	*
Common Shares	Brian D. Watson	500	*
Common Shares	All Trustees and Officers as a group	88,961	1.02%

*	Represents less than 1% of the outstanding Common Shares.

(1)	Includes 7,460 shares held as trustee for family trust and 5,165 shares held by account of family member over which Mr. McMillan has discretionary control.

•	How often do the Trustees meet?

Four meetings of the Board were held during its last fiscal year between July 16, 2007 and November 30, 2007.

One meeting of the Audit Committee was held during its last fiscal year between July 16, 2007 and November 30, 2007.

Each Trustee of the Trust attended at least 75% of the aggregate of: (i) all regular meetings of the Board held during the period from July 16, 2007 to November 30, 2007; and (ii) all meetings of all committees of the Board on which the Trustee served held during the period from July 16, 2007 to November 30, 2007.

•	What are the Trustees paid for their services?

The following table provides information regarding the compensation of the Trustees. This table assumes that each Trust had a full fiscal year of operations:

Compensation
Name of Board Member	from the Trust

Brian R. Bruce	$33,000
Ronald P. Trout	$33,000
Edward N. McMillan	$33,000
Jerry V. Swank	$0

Proposal B: To Ratify the Trust’s Independent Registered Public Accounting Firm

•	Who has been appointed to serve as the Trust’s Independent Registered Public Accounting Firm?

Deloitte & Touche USA LLP (“Deloitte”) has been appointed by the Audit Committee and the Board of Trustees as the Trust’s independent registered public accounting firm for the fiscal year ending November 30, 2008. Deloitte has served as the Trust’s independent registered public accounting firm since the fiscal year ended November 30, 2007.

•	What fees were paid to the Trust’s Independent Registered Public Accounting Firm since the inception of the Trust?

Audit Fees

The aggregate fees billed to the Trust by Deloitte for professional services rendered for the audit of the Trust’s annual financial statements for the period from August 27, 2007 through November 30, 2007 were $53,000.

Audit-Related Fees

The aggregate fees billed by Deloitte and approved by the Audit Committee for the period from August 27, 2007 through November 30, 2007 for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements were $0. Deloitte did not perform any other assurance and related services that were required to be approved by the Trust’s Audit Committee for such period.

Tax Fees

The aggregate fees billed by Deloitte Tax LLP and approved by the Audit Committee for the period from August 27, 2007 through November 30, 2007 for professional services rendered for tax compliance, tax advice, and tax planning were $5,000 (such fees relate to tax services provided by Deloitte in connection with the Trust’s tax compliance). Deloitte Tax LLP did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Audit Committee for such period.

All Other Fees

The Trust did not pay Deloitte for services other than those described above during the last fiscal year (or period).

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Deloitte from August 27, 2007 through November 30, 2007 for services rendered to the Trust were $0.

The aggregate non-audit fees billed by Deloitte for the period from August 27, 2007 through November 30, 2007 for services rendered to Swank, or any entity controlling, controlled by, or under common control with Swank that provides ongoing services to the Trust were $0.

•	What are the Audit Committee’s Pre-Approval Policies and Procedures?

On August 16, 2007, the Audit Committee of the Trust adopted Pre-Approval Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided by Deloitte to the Trust, and all non-audit services provided by Deloitte to Swank, or any entity controlling, controlled by, or under common control with Swank, as applicable, that provides ongoing services to the Trust which are related to the operations of the Trust. The Audit Committee has considered whether the provision of non-audit services that were rendered by Deloitte from August 27, 2007 to November 30, 2007 to Swank or any entity controlling, controlled by, or under common control with Swank that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining Deloitte’s independence. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining Deloitte’s independence.

Swank and affiliates of Swank performing services for the Trust paid no fees to Deloitte in the Trust’s most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

•	Will representatives of Deloitte attend the Annual Meeting?

Representatives of Deloitte will attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

THE BOARD OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Further Information About Voting and the Annual Meeting

The cost of soliciting proxies will be borne by the Trust. In addition, certain officers, trustees, directors and employees of the Trust (none of whom will receive additional compensation therefor) may solicit proxies by mail.

The affirmative vote of a plurality of the shares present for the Trust at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the Proposal) is present is necessary to approve Proposal A for the Trust, and the affirmative vote of a majority of the shares present at the Annual Meeting at which a quorum is present is necessary to approve Proposal B.

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Annual Meeting and will not affect the result of the vote on the Proposal.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

The Board has fixed the close of business on April 8, 2008 as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Trust on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Investment Advisor

Swank Energy Income Advisors, LP, acts as the Trust’s investment advisor. Swank is responsible for making investment decisions with respect to the investment of the Trust’s assets. Swank is located at 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219. As of December 31, 2007, Swank had over $2 billion in assets under management.

Independent Auditors

Deloitte & Touche USA LLP has been selected as the Trust’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Trust’s Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Trust for and during the fiscal year ended in 2007 and the fiscal year of the Trust ending in 2008. The Trust does not know of any direct or indirect financial interest of Deloitte in the Trust.

Administrator

U.S. Bancorp Fund Services, LLC, located at 811 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Trust’s administrator.

Principal Shareholders

As of April 8, 2008, to the knowledge of the Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of the Trust.

Financial Statements and Other Information

The Trust will furnish, without charge, a copy of the Trust’s most recent Annual Report and the Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Computershare, 250 Royal Street, Canton, MA 02021, toll-free phone number 1-800-662-7232.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust’s officers and Trustees, certain officers of the Trust’s investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Trust’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Trust’s review of the copies of such forms effecting the Section 16 filings received by it, the Trust believes that for its fiscal year ended in 2007, all filings applicable to such persons were completed and filed.

Privacy Principles of the Trusts

The Trust is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about their shareholders to employees of Swank with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Trust’s proxy statement in connection with the Trust’s 2009 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) should be received by the Trust at the Trust’s principal executive offices by December 14, 2008. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Trust at the Trust’s principal executive offices not earlier December 14, 2008 than and not later than January 13, 2009.

Other Matters

The management of the Trust knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

JERRY V. SWANK
Chairman, Chief Executive Officer
and President of the Trust

April 13, 2008

THE CUSHING MLP TOTAL RETURN FUND
C123456789

000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals —	THE BOARD OF TRUSTEES (THE “BOARD”) OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

1.	Election of Trustee:	For	Withhold	+

	01 - Brian R. Bruce	☐	☐

		For	Against	Abstain

2.	To ratify the appointment by the Board of Trustees of Deloitte & Touche USA LLP as the Trust’s independent registered public accounting firm for its fiscal year ending November 30, 2008.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

■	C 1234567890 J N T 1 U P X 0 1 7 0 1 4 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+
<STOCK#>         00VB8F

The Board of the Trust has fixed the close of business on April 8, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board of the Trust

/s/ Mark W. Fordyce

Mark W. Fordyce, Secretary of the Trust

Dallas, Texas April 13, 2008

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE CUSHING MLP TOTAL RETURN FUND

THE CUSHING MLP TOTAL RETURN FUND (NYSE: SRV) 3300 Oak Lawn Avenue, Suite 650 Dallas, Texas 75219 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on May 14, 2008

Notice is hereby given to the shareholders of The Cushing MLP Total Return Fund (“SRV” or the “Trust”) that the Annual Meeting of Shareholders of the Trust (the “Annual Meeting”) will be held at the offices of the Trust, 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219 on Wednesday, May 14, 2008 at 10:30am (Central time). The Annual Meeting is being held for the purposes as stated on the reverse side.

The undersigned hereby appoints Mark W. Fordyce, or his respective designee, with full power of substitution and revocation, as to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT HIS DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.